                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 14, 2005
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                 0-25918                            13-3672716
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(State or Other           (Commission                          (IRS Employer
Jurisdiction of           File Number)                      Identification No.)
Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
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                     (Address of Principal Executive Office)

                                 (212) 239-0990
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                         (Registrant's telephone number,
                              including area code)

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                   (Former Name, if Changed Since Last Report)

ITEM 8.01         OTHER EVENTS.

         On December 14, 2004, Everlast Worldwide, Inc. (the "Company") issued a press release to report the execution of the License  Agreement  dated  December
14, 2005 by and between the Company and Jacques Moret,  Inc.  Attached hereto as
Exhibit 99.1 is a copy of the press release.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number    Description
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99.1              Press release of Everlast Worldwide Inc. dated December 14, 2005.

           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

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                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EVERLAST WORLDWIDE INC.

December 16, 2005                            By: /s/ Gary J. Dailey
                                                 -------------------------------
                                                 Name:  Gary J. Dailey
                                                 Title: Chief Financial Officer

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